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                   Mr. Tube Steak Canada Inc.
      155 West Kent Avenue North, Vancouver, B.C. V5X 2X4
          Telephone (604) 322-6943 FAX (604) 322-6973

March 1, 1999

Pacific Cart Services Ltd.
c/o Mr. Robert Kinloch
2501 Lansdowne Avenue
Saskatoon, SK
S7J 1H3

Dear Robert:

RE: Amending Agreement

As discussed, this letter will serve as the formal amendment to our exclusive distribution agreement signed January 26, 1999.
The defined territory is changed to read "California and Washington State."

Kindly sign the acknowledgement and return fax a copy of this letter.

Sincerely,
MR.  TUBE STEAK CANADA INC.

/s/ Steve Duff
Vice President

cc: James Oste

ACKNOWLEDGED

________________________________
Pacific Cart Services Ltd.